SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 13, 2007



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On February 13, 2007, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending December 31, 2006. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated February 13, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  February 13, 2007


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated February 13, 2007.

Exhibit 99.1  Press Release dated February 13, 2007.

RELEASE:   NEW HARTFORD, NY, February 13, 2007
CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com


            PAR TECHNOLOGY CORPORATION REPORTS FOURTH QUARTER RESULTS
        -----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

(New Hartford, NY- February 13, 2007) PAR Technology Corporation (NYSE: PTC), a leader in providing integrated hardware, software and service solutions to the hospitality industry, and provider of Government I/T solutions and services, today reported financial results for the fourth quarter and year ended December 31, 2006.

For the fourth quarter ended December 31, 2006, PAR Technology Corporation reported revenues of $54.2 million compared to $53.5 million in the fourth quarter 2005, an increase of 1.4%. Net income fell to $820,000 versus the $3.2 million earned in the fourth quarter one year ago. The Company reported diluted net earnings per share of $0.06 for this past quarter, compared to the $0.22 reported for the same period a year earlier. The 2006 fourth quarter results include non-cash stock-based compensation expense of $110,000 or $0.01 per share due to the expensing of stock options and other share-based compensation in accordance with Statement of Financial Accounting Standards No. 123R, "Share-Based Payment". Such treatment was not required in the fourth quarter 2005.

For the year ended December 31, 2006, PAR Technology Corporation reported revenues of $208.7 million, a 1.5% increase from the $205.6 million reported one year ago. The Company also reported net income of $5.7 million in 2006 versus the $9.4 million earned last year. Diluted net earnings per share in 2006 were reported at $0.39 compared to diluted net income per share of $0.64 reported for the year 2005. In accordance with Statement of Financial Accounting Standards No. 123R, 2006 results include non-cash stock-based compensation expense of $310,000 or $0.02 per share compared to no such expense for 2005.

John W. Sammon, PAR Chairman & CEO commented, "In 2006 we experienced some weakness relative to our expectations in our hospitality business while our government business performed as planned. As our hospitality business fell short of plan; we never-the-less expanded our investments in support of our hospitality growth strategy. Specifically we took steps to expand our infrastructure to grow channels of distribution and to strengthen our international support organization especially in the Asia Pacific area. Additionally; in November we announced the acquisition of the assets of Siva Corporation, a software technology leader in the hospitality industry. This acquisition, while reducing earnings, has provided the next generation software platform for the hospitality market. We believe that by acquiring the Siva assets and retaining its engineering talent, we will accelerate our time to market by meeting future requirements of hospitality chains, which are being driven by advances in web based technology, thus providing a significant platform for long-term growth."

Sammon concluded, "In summary, while I would like to be able to report improved operating results for every quarter, I feel it is far more important to follow our strategy and to continue to make strategic investments in our businesses. We feel that these investment initiatives will over the long term, produce a growing, more predictable and increasingly profitable revenue stream which will significantly increase shareholder value. As we pursue this strategy - in 2007, we expect to see single digit revenue growth, with earnings per share possibly flat when compared to 2006."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

PAR Technology Corporation is a leading provider of professional services and enterprise business intelligence software and hardware to the hospitality industry. PAR develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is a premier provider of I/T management solutions to hotel and restaurant companies, with over 40,000 installations worldwide in 100 countries. PAR has also been a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information please visit the Company's website at www.partech.com.



                                       ###



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (in thousands except share amounts)
                                   (unaudited)


                                                                     December 31,
                                                               ----------------------
                                                                  2006         2005
                                                               ----------   ---------
Assets
Current assets:
     Cash and cash equivalents .............................   $   4,273    $   4,982
     Accounts receivable-net ...............................      46,791       40,781
     Inventories-net .......................................      35,948       29,562
     Income tax refunds ....................................       1,103          879
     Deferred income taxes .................................       5,139        5,690
     Other current assets ..................................       2,737        2,598
                                                               ---------    ---------
         Total current assets ..............................      95,991       84,492
Property, plant and equipment - net ........................       7,535        8,044
Goodwill ...................................................      25,734       20,622
Intangible assets - net ....................................      10,695        9,904
Other assets ...............................................       2,841        2,087
                                                               ---------    ---------
                                                               $ 142,796    $ 125,149
                                                               =========    =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt .....................   $      90    $      76
     Borrowings under lines of credit ......................       7,713        3,500
     Accounts payable ......................................      12,470       12,703
     Accrued salaries and benefits .........................       8,279        9,725
     Accrued expenses ......................................       1,861        2,352
     Customer deposits .....................................       3,656        3,973
     Deferred service revenue ..............................      12,254       11,332
                                                               ---------    ---------
         Total current liabilities .........................      46,323       43,661
                                                               ---------    ---------
Long-term debt .............................................       7,858        1,948
                                                               ---------    ---------
Deferred income taxes ......................................         653          201
                                                               ---------    ---------
Other long-term liabilities ................................       1,879          847
                                                               ---------    ---------
Commitments and contingent liabilities
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .........................        --           --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       15,980,486 and 15,914,958 shares issued;
       14,327,731 and 14,136,654 outstanding ...............         320          318
     Capital in excess of par value ........................      38,602       37,271
     Retained earnings .....................................      53,159       47,442
     Accumulated other comprehensive loss ..................        (489)        (611)
     Treasury stock, at cost, 1,652,755 and 1,778,304 shares      (5,509)      (5,928)
                                                               ---------    ---------
         Total shareholders' equity ........................      86,083       78,492
                                                               ---------    ---------
                                                               $ 142,796    $ 125,149
                                                               =========    =========



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (in thousands except per share amounts)
                                   (unaudited)

                                                    For the three months ended     For the year ended
                                                           December 31,               December 31,
                                                      ----------------------    ----------------------
                                                         2006          2005        2006         2005
                                                      ---------    ---------    ---------    ---------
Net revenues:
     Product ......................................   $  19,532    $  24,344    $  83,237    $  91,130
     Service ......................................      18,256       15,444       61,979       58,327
     Contract .....................................      16,405       13,677       63,451       56,182
                                                      ---------    ---------    ---------    ---------
                                                         54,193       53,465      208,667      205,639
                                                      ---------    ---------    ---------    ---------
 osts of sales:
     Product ......................................      11,683       13,435       47,925       53,443
     Service ......................................      13,402       11,318       46,338       44,205
     Contract .....................................      15,051       12,612       58,895       52,405
                                                      ---------    ---------    ---------    ---------
                                                         40,136       37,365      153,158      150,053
                                                      ---------    ---------    ---------    ---------

           Gross margin ...........................      14,057       16,100       55,509       55,586
                                                      ---------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative ..........       8,930        8,694       33,440       30,867
     Research and development .....................       3,454        2,487       11,802        9,355
     Amortization of identifiable intangible assets         361          294        1,283        1,030
                                                      ---------    ---------    ---------    ---------
                                                         12,745       11,475       46,525       41,252
                                                      ---------    ---------    ---------    ---------

Operating income ..................................       1,312        4,625        8,984       14,334
Other income, net .................................         180          248          617          743
Interest expense ..................................        (276)        (103)        (734)        (287)
                                                      ---------    ---------    ---------    ---------
Income before provision for income taxes ..........       1,216        4,770        8,867       14,790
Provision for income taxes ........................        (396)      (1,538)      (3,146)      (5,358)
                                                      ---------    ---------    ---------    ---------
Net income ........................................   $     820    $   3,232    $   5,721    $   9,432
                                                      =========    =========    =========    =========
Earnings per share
     Basic ........................................   $     .06    $     .23    $     .40    $     .68
     Diluted ......................................   $     .06    $     .22    $     .39    $     .64

Weighted average shares outstanding
     Basic ........................................      14,264       14,075       14,193       13,792
                                                      =========    =========    =========    =========
     Diluted ......................................      14,700       14,775       14,752       14,648
                                                      =========    =========    =========    =========